     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 31, 2003

                                                           REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                   ----------

                               HEXCEL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                                              94-1109521
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                                   ----------

                               TWO STAMFORD PLAZA
                              281 TRESSER BOULEVARD
                           STAMFORD, CONNECTICUT 06901
               (Address of Principal Executive Offices) (Zip Code)

                                   ----------

                  HEXCEL CORPORATION 2003 INCENTIVE STOCK PLAN
                            (Full Title of the Plan)

                                   ----------

                              IRA J. KRAKOWER, ESQ.
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                               HEXCEL CORPORATION
                               TWO STAMFORD PLAZA
                              281 TRESSER BOULEVARD
                           STAMFORD, CONNECTICUT 06901
                                 (203) 969-0666
 (Name, Address and Telephone Number, Including Area Code, of Agent for Service)

                                   ----------

                         CALCULATION OF REGISTRATION FEE

       Title of                                   Proposed Maximum       Proposed Maximum
   Securities to be          Amount to be          Offering Price            Aggregate              Amount of
      Registered            Registered(1)           Per Share(2)         Offering Price(2)      Registration Fee
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Common Stock, par              5,500,000               $ 3.00              $ 16,500,000             $ 1,335
value $0.01 per share

(1) This registration statement (this "Registration Statement") covers additional shares of Common Stock of Hexcel Corporation (the "Registrant") which may be offered or sold from time to time pursuant to the Hexcel Corporation 2003 Incentive Stock Plan (as amended, the "Plan"). By virtue of an amendment and restatement of two previously existing plans into the Plan, the number of shares issuable thereunder was increased by 5,500,000 shares. Pursuant to Rule 416, this Registration Statement also covers such indeterminable number of additional shares of the Registrant's Common Stock as may be issuable pursuant to the antidilution provisions of the Plan.
(2) Estimated solely for the purpose of calculating the registration fee. The aggregate offering price has been computed pursuant to Rules 457(c) and 457(h) promulgated under the Securities Act of 1933, as amended on the basis of the average of the high and low sale prices of the Registrant's Common Stock as reported on the New York Stock Exchange Composite Tape on March 26, 2003, within five business days prior to filing.

          The Registrant has previously registered 11,307,201 shares of its Common Stock, $0.01 par value, issuable under the Hexcel Corporation Incentive Stock Plan and the Hexcel Corporation 1998 Broad Based Incentive Stock Plan (the "Original Plans"). On March 19, 2003, the Original Plans were amended and restated into the Hexcel Corporation 2003 Incentive Stock Plan. This Registration Statement is being filed pursuant to General Instruction E to Form S-8 to register an additional 5,500,000 shares issuable under the Hexcel Corporation 2003 Incentive Stock Plan. The Registrant hereby incorporates by reference Registrant's previous Form S-8 Registration Statements relating to the Original Plans (File Nos. 333-01225, 333-36163, 333-57223, 333-83745, 333-46472,
333-46626, 333-67944, 333-90060 and 333-90062), as filed with the Securities and
Exchange Commission (the "Commission") on February 27, 1996, September 23, 1997, June 19, 1998, July 26, 1999, September 22, 2000, September 26, 2000, August 20,
2001, June 7, 2002 and June 7, 2002, respectively.

ITEM 8. EXHIBITS.

          4.1 Restated Certificate of Incorporation of the Registrant dated June 3, 1996 (incorporated herein by reference to Exhibit 1 to the Registrant's Registration Statement on Form 8-A dated
                July 9, 1996, Registration No. 1-08472).

          4.2 Certificate of Amendment of the Restated Certificate of Incorporation of the Registrant dated March 19, 2003 (incorporated herein by reference to Exhibit 3.2 to the Registrant's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2002, filed on March 31, 2003).

          4.3 Amended and Restated By-laws of the Registrant dated March 19, 2003 (incorporated herein by reference to Exhibit 3.3 to the Registrant's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2002, filed on March 31, 2003).

          4.4 Hexcel Corporation 2003 Incentive Stock Plan, dated as of March 19, 2003 (incorporated herein by reference to Exhibit 10.3 to the Registrant's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2002, filed on March 31, 2003).

          5.1 Opinion of Ira J. Krakower, General Counsel of Hexcel Corporation, regarding legality of Common Stock covered by this Registration Statement.

          23.1  Consent of PricewaterhouseCoopers LLP.

          23.2  Consent of Deloitte Touche Tohmatsu.

          23.3  Consent of Ira J. Krakower (included in Exhibit 5.1).

          24.1 Power of Attorney (included on the signature page of this Registration Statement).

          99.1 Registration Statement on Form S-8, Registration No. 333-01225, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement, Registration No. 333-01225, dated February 27, 1996).

          99.2 Registration Statement on Form S-8, Registration No. 333-36163, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement, Registration No. 333-36163, dated September 23, 1997).

          99.3 Registration Statement on Form S-8, Registration No. 333-57223, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement, Registration No. 333-57223, dated June 19, 1998).

          99.4 Registration Statement on Form S-8, Registration No. 333-83745, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement, Registration No. 333-83745, dated July 26, 1999).

          99.5 Registration Statement on Form S-8, Registration No. 333-46472, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement, Registration No. 333-46472, dated September 22, 2000).

          99.6 Registration Statement on Form S-8, Registration No. 333-46626, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement, Registration No. 333-46626, dated September 26, 2000).

          99.7 Registration Statement on Form S-8, Registration No. 333-67944, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement, Registration No. 333-67944, dated August 20, 2001).

          99.8 Registration Statement on Form S-8, Registration No. 333-90060, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement, Registration No. 333-90060, dated
                June 7, 2002).

          99.9 Registration Statement on Form S-8, Registration No. 333-90062, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement, Registration No. 333-90062, dated
                June 7, 2002).

          99.10 Strategic Alliance Agreement dated as of September 29, 1995 among Hexcel Corporation, Ciba-Geigy Limited and Ciba-Geigy Corporation (incorporated herein by reference to Exhibit 10.1 to the Registrant's current report on Form 8-K dated as of October 13, 1995).

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on the 31st day of March, 2003.

                                     HEXCEL CORPORATION
                                     (Registrant)


                                     By:  /s/ Ira J. Krakower
                                          -------------------------------------
                                          Ira J. Krakower
                                          Senior Vice President

          KNOWN TO ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ira J. Krakower, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any amendments to this registration statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in all capacities and on the dates indicated.

Signature                                   Title                                       Date
---------                                   -----                                       ----
/s/ David E. Berges                         Chief Executive Officer; President;         March 31, 2003
-----------------------------
David E. Berges                             Director

/s/ Stephen C. Forsyth                      Executive Vice President; Chief             March 31, 2003
-----------------------------
Stephen C. Forsyth                          Financial Officer

/s/ William J. Fazio                        Controller; Principal Accounting            March 31, 2003
-----------------------------               Officer
William J. Fazio

/s/ Joel S. Beckman                         Director                                    March 31, 2003
-----------------------------
Joel S. Beckman

/s/ H. Arthur Bellows, Jr.                  Director                                    March 31, 2003
-----------------------------
H. Arthur Bellows, Jr.

/s/ James J. Gaffney                        Director                                    March 31, 2003
-----------------------------
James J. Gaffney

/s/ Sanjeev K. Mehra                        Director                                    March 31, 2003
-----------------------------
Sanjeev K. Mehra

/s/ Lewis Rubin                             Director                                    March 31, 2003
-----------------------------
Lewis Rubin

/s/ Robert J. Small                         Director                                    March 31, 2003
-----------------------------
Robert J. Small

/s/ Martin Solomon                          Director                                    March 31, 2003
-----------------------------
Martin Solomon

                                  EXHIBIT INDEX

Exhibit
-------
4.1      Restated Certificate of Incorporation of the Registrant dated June 3,
         1996 (incorporated herein by reference to Exhibit 1 to the Registrant's
         Registration Statement on Form 8-A dated July 9, 1996, Registration No.
         1-08472).

4.2 Certificate of Amendment of the Restated Certificate of Incorporation of the Registrant dated March 19, 2003 (incorporated herein by reference to Exhibit 3.2 to the Registrant's Annual Report on Form
         10-K/A for the fiscal year ended December 31, 2002, filed on March 31,
         2003).

4.3      Amended and Restated By-laws of the Registrant dated March 19, 2003
         (incorporated herein by reference to Exhibit 3.3 to the Registrant's
         Annual Report on Form 10-K/A for the fiscal year ended December 31, 2002, filed on March 31, 2003).

4.4      Hexcel Corporation 2003 Incentive Stock Plan, dated as of March 19,
         2003 (incorporated herein by reference to Exhibit 10.3 to the Registrant's Annual Report on Form 10-K/A for the fiscal year ended
         December 31, 2002, filed on March 31, 2003).

5.1 Opinion of Ira J. Krakower, General Counsel of Hexcel Corporation, regarding legality of Common Stock covered by this Registration
         Statement.

23.1     Consent of PricewaterhouseCoopers LLP.

23.2     Consent of Deloitte Touche Tohmatsu.

23.3     Consent of Ira J. Krakower (included in Exhibit 5.1).

24.1     Power of Attorney (included on the signature page of this Registration
         Statement).

99.1 Registration Statement on Form S-8, Registration No. 333-01225, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement,
         Registration No. 333-01225, dated February 27, 1996).

99.2 Registration Statement on Form S-8, Registration No. 333-36163, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement,
         Registration No. 333-36163, dated September 23, 1997).

99.3 Registration Statement on Form S-8, Registration No. 333-57223, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement,
         Registration No. 333-57223, dated June 19, 1998).

99.4 Registration Statement on Form S-8, Registration No. 333-83745, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement,
         Registration No. 333-83745, dated July 26, 1999).

99.5 Registration Statement on Form S-8, Registration No. 333-46472, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement,
         Registration No. 333-46472, dated September 22, 2000).

99.6 Registration Statement on Form S-8, Registration No. 333-46626, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement,
         Registration No. 333-46626, dated September 26, 2000).

99.7 Registration Statement on Form S-8, Registration No. 333-67944, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement,
         Registration No. 333-67944, dated August 20, 2001).

99.8 Registration Statement on Form S-8, Registration No. 333-90060, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement,
         Registration No. 333-90060, dated June 7, 2002).

99.9 Registration Statement on Form S-8, Registration No. 333-90062, relating to the Hexcel Corporation Incentive Stock Plan (incorporated herein by reference to Registrant's Form S-8 Registration Statement,
         Registration No. 333-90062, dated June 7, 2002).

99.10    Strategic Alliance Agreement dated as of September 29, 1995 among
         Hexcel Corporation, Ciba-Geigy Limited and Ciba-Geigy Corporation
         (incorporated herein by reference to Exhibit 10.1 to the Registrant's current report on Form 8-K dated as of October 13, 1995).